                                                                   EXHIBIT 10.11

                               FOURTH AMENDMENT TO
                       364-DAY REVOLVING CREDIT AGREEMENT

         THIS FOURTH AMENDMENT, dated as of October 17, 2003 (this "Amendment"), amends and modifies a certain 364-Day Revolving Credit Agreement, dated as of June 14, 2002, as amended by Amendments dated as of June 13, 2003, June 20, 2003 and September 30, 2003 (as so amended, the "Credit Agreement"), among ALLEGHANY CORPORATION (the "Borrower"), the Banks named therein and U.S. BANK NATIONAL ASSOCIATION, as Agent for the Banks (in such capacity, the "Agent"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

         FOR VALUE RECEIVED, the Borrower, the Banks which are signatories hereto and the Agent agree as follows:

                  ARTICLE I - AMENDMENT TO THE CREDIT AGREEMENT

         Upon effectiveness of this Amendment as provided below, the Credit Agreement shall be deemed to be amended as follows.

         1.1 Additional Banks. Upon effectiveness of this Amendment, Wachovia Bank, National Association and Merrill Lynch Bank USA (such banks are called the "New Banks"), shall be added as "Banks" and parties to the Credit Agreement. Upon such effectiveness, the Banks (including the New Banks) shall have the Revolving Commitment Amounts set forth on the signature pages to this Amendment and the Revolving Percentages shall be calculated based on such Revolving Commitment Amounts. As promptly as practical after the date of this Amendment, the Agent shall inform each Bank of its Revolving Percentage of outstanding Revolving Loans, and (a) the New Banks shall fund their Revolving Percentages of the outstanding Revolving Loans by payment to the Agent, and (b) U.S. Bank National Association shall accept payment from the Agent of a portion of its outstanding Revolving Loans so its outstanding Revolving Loans equal its Revolving Percentage (as amended by this Amendment) of all outstanding Revolving Loans. By executing and delivering this Amendment, the New Banks each agrees to become a "Bank" under the Credit Agreement, having all rights and obligations of a Bank thereunder in accordance with their respective Revolving Commitment Amounts.

         1.2 Applicable Margin. The table in the definition of "Applicable Margin" is amended to read as follows:

                                          Applicable Margin
Level               Rating            (basis points per annum)
--------------------------------------------------------------
 I             A/A2 or higher                   50.0
--------------------------------------------------------------
 II            A-/A3                            55.0
--------------------------------------------------------------
 III           BBB+/Baal                        67.5
--------------------------------------------------------------
 IV            BBB/Baa2                         80.0
--------------------------------------------------------------
 V             BBB-/Baa3                        92.5
--------------------------------------------------------------
 VI            BB+/Bal or lower                130.0
--------------------------------------------------------------

In paragraph (a) of such definition, the parenthetical "(Level V being the lowest Level)" is amended to read "(Level VI being the lowest Level)".

         1.3 Utilization Fee Rate. The table in the definition of "Utilization Fee Rate" is amended to read as follows:

                        Utilization Fee Rate
Level                 (basis points per annum)
----------------------------------------------
 I                              0.0
----------------------------------------------
 II                            20.0
----------------------------------------------
 III                           32.5
----------------------------------------------
 IV                            45.0
----------------------------------------------
 V                             57.5
----------------------------------------------
 VI                            70.0
----------------------------------------------

         1.4 Revolving Commitment Fees. Section 2.9(1) is amended to read as follows:

                  "2.9(a) The Borrower shall pay to the Agent, for the account of each Bank, fees (the "Revolving Commitment Fees") in an amount determined by applying to the average daily Unused Revolving
         Commitment of such Bank for the period from the Closing Date to the Termination Date a rate of (i) at any time that any of Levels I through V apply, 0.25% per annum, or (b) at any time that Level VI applies, 0.375% per annum. Such Revolving Commitment Fees are payable in arrears quarterly on the last day of each calendar quarter and on the Termination Date."

         1.5 Revolving Commitment Ending Date. Section 2.12 is amended by deleting "October 17, 2003" and inserting "June 14, 2004" in place thereof.

         1.6 Increase to Revolving Commitments. A new Section 2.21 is added to the Credit Agreement, and shall read as follows:

                  "Section 2.21 Increase to Revolving Commitments.

                  (a) The Borrower has requested that the Agent use best efforts to seek additional Revolving Commitments so that the aggregate Revolving Commitment Amounts shall be $100,000,000. In the event that the Borrower and one or more of the Banks or other commercial banks or other financial institutions shall agree upon such an increase, the Borrower, the Agent and each Bank increasing its Revolving Commitment Amount or other commercial bank or financial institution extending a new Revolving Commitment shall enter into an amendment to this Agreement setting forth the Revolving Commitment Amounts as so increased and providing that each commercial bank or financial institution extending new Revolving Commitments shall be a 'Bank' under this Agreement, having all rights and obligations of a Bank hereunder in accordance with its Revolving Commitment Amount. No such amendment shall require the approval or consent of any Bank whose Revolving Commitment is not being increased. Upon the execution and delivery of such amendment as provided above, and upon satisfaction of such other conditions as the Agent may reasonably specify upon the request of the commercial banks or financial institutions that are extending new Revolving Commitments, this Agreement shall be deemed to be amended accordingly and the Revolving Percentage shall be calculated by the Agent based on the Revolving Commitment Amounts as amended thereby.

                  (b) As promptly as practical after the date of any amendment and increase as provided in Section 2.21(a), the Agent shall inform each Bank of its Revolving Percentage of outstanding Revolving Loans, and (i) the Bank that has increased its Revolving Commitment or extended a new Revolving Commitment shall fund its Revolving Percentages of the outstanding Revolving Loans by payment to the Agent, and (b) each Bank that has not increased its Revolving Commitment shall accept payment from the Agent of a portion of its outstanding Revolving Loans so its outstanding Revolving Loans equal its Revolving Percentage (as amended by such amendment) of all outstanding Revolving Loans."

         1.7 Unrestricted Liquid Assets. Section 6.15 is amended by deleting "less than 1.25 to 1.00" and inserting "less than 1.10 to 1.00" in place thereof. In the form of Compliance Certificate (Exhibit 5.1) the reference in the corresponding Section to "Must be at least 1.25" is deleted and "Must be at least 1.10" is inserted in place thereof.

         1.8 Disposition of Loans. Section 9.6 is amended as follows:

         (a) The first proviso of the second sentence of Section 9.6 is amended by deleting "for each party". Prior to such amendment such provision had read:

                  "and only upon payment to the Agent by the parties to such disposition of a processing and recording fee in the amount of $3,500 for each party . . ."

         (b) The second proviso of the second sentence of Section 9.6 is deleted. Such proviso read, and the text deleted reads:

                  "and provided further, that concurrently with the assignment of a portion of any Bank's Revolving Percentage hereunder, such Bank shall assign a like Revolving Percentage under the Three-Year Credit Agreement".

         1.9 Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

         To induce the Banks and the Agent to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Banks and the Agent that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms.

                       ARTICLE III - CONDITIONS PRECEDENT

         This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         3.1 Warranties. The representations and warranties in Article IV of the Credit Agreement shall be true and correct as though made on the date hereof (other than those which speak as of a specific date, which shall be true and correct as of such date). The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         3.2 Defaults. Before and after giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         3.3 Documents.

         (a) The Company, each Bank and the Agent shall have executed and delivered this Amendment;

         (b) The Company shall have executed and delivered Revolving Notes payable to the New Banks in the principal amount of their Revolving Commitment Amounts; and

         (c) The Company shall have executed and delivered a Revolving Note payable to U.S. Bank National Association in the amount of its Revolving Commitment Amount (as amended hereby), which Revolving Note shall, upon effectiveness of this Amendment and funding as provided in
         Section 1.1 hereof, be deemed to supersede and replace the Revolving Note currently held by U.S. Bank National Association.

                              ARTICLE IV - GENERAL

         4.1 Expenses. The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, and delivery of the Revolving Notes hereunder, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         4.4 Law. This Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

         4.5 Successors; Enforceability. This Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                            (signature pages follow)

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                      ALLEGHANY CORPORATION

                                      By: /s/ Peter R. Sismondo
                                         ----------------------------
                                      Title: VP
Revolving Commitment Amounts:

$17,500,000                           U.S. BANK NATIONAL ASSOCIATION, as
                                      Agent and as a Bank

                                      By: /s/ Sam S. Pepper
                                         ----------------------------
                                      Title: Vice President

$17,500,000                           LaSALLE BANK NATIONAL
                                      ASSOCIATION, as a Bank

                                      By: /s/ Henry J. Munez
                                         ----------------------------
                                             Henry J. Munez
                                      Title: First Vice President

$10,000,000                           M&I MARSHALL & ILSLEY BANK,
                                      as a Bank

                                      By: /s/ Jeffrey T. Ticknor
                                         ----------------------------
                                      Title: Sr. Vice President
                                      and

                                      By: /s/ John Ronzia
                                         ----------------------------
                                      Title: Vice President

$10,000,000                           THE BANK OF NOVA SCOTIA, as a Bank

                                      By: /s/ John Campbell
                                         ----------------------------
                                         By: John Campbell
                                      Title: Managing Director

$5,000,000                            BANK HAPOALIM B.M., as a Bank

                                      By: /s/ James P. Surless
                                         ----------------------------
                                      Title: VP
                                      and

                                      By: /s/ Laura A. Raffa
                                         ----------------------------
                                      Title: SVP

                      (additional signature page follows)

$25,000,000                           WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, as a Bank

                                      By: /s/ Stephen L. Karp
                                         ----------------------------
                                      Title: Vice President

$10,000,000                           MERRILL LYNCH BANK USA,
                                      as a Bank

                                      By: /s/ D. Kevin Imlay
                                         ----------------------------
                                             D. Kevin Imlay
                                      Title: Director